UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2015

 CATAMARAN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  000-52073

Yukon Territory, Canada	98-0167449
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1600 McConnor Parkway
Schaumburg, Illinois 60173-6801
(Address of principal executive offices, including zip code)

(800) 282-3232
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Submission of Matters to a Vote of Security Holders.

As described under Item 5.07 of this Current Report on Form 8-K, on May 12, 2015, at the 2015 Annual and Special Meeting of Shareholders (the “Meeting”) of Catamaran Corporation (the “Company”), the Company’s shareholders did not ratify an amendment (the “Advance Notice Bylaw Amendment”) to the Company’s amended and restated bylaws (the “Bylaws”) to add certain advance notice and other requirements for shareholders to propose director nominations or other business for shareholder meetings. The Advance Notice Bylaw Amendment became effective upon its approval by the Company’s board of directors on October 30, 2014.  However, pursuant to the provisions of the Yukon Business Corporations Act, the Advance Notice Bylaw Amendment ceased to be effective upon the failure to obtain shareholder ratification at the Meeting. The further amended and restated bylaws, effective as of May 12, 2015, reflecting the removal of Sections 3.7 and 3.8 containing the Advance Notice Bylaw Amendment, are filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Meeting, Peter J. Bensen, Steven D. Cosler, William J. Davis, Steven B. Epstein, Betsy Holden, Karen Katen, Harry M. Kraemer, Anthony R. Masso, and Mark A. Thierer were each elected to serve as a director of the Company until the close of the next annual meeting of shareholders or until his or her successor is duly elected or appointed, whichever occurs first. Additionally, the Company's shareholders re-appointed KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015, and approved, on an advisory basis, the compensation of the Company's named executive officers. The Company’s shareholders did not ratify the Advance Notice Bylaw Amendment.

Set forth below are the final voting results for each of the matters submitted to a vote of the shareholders of the Company.

1. Election of directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Peter J. Bensen	137,091,286	246,872	6,404,701
Steven D. Cosler	136,842,265	495,893	6,404,701
William J. Davis	137,093,943	244,215	6,404,701
Steven B. Epstein	136,832,025	506,133	6,404,701
Betsy Holden	136,085,262	1,252,896	6,404,701
Karen Katen	135,037,855	2,300,303	6,404,701
Harry M. Kraemer	136,340,814	997,344	6,404,701
Anthony R. Masso	137,094,905	243,253	6,404,701
Mark A. Thierer	134,794,549	2,543,709	6,404,601

2. Ratification of the Advance Notice Bylaw Amendment:

Votes For	Votes Against	Broker Non-Votes
23,655,231	113,682,802	6,404,826

3. Advisory vote to approve named executive officer compensation, as disclosed in the 2015 Annual and Special Meeting of Shareholders proxy circular and proxy statement:

Votes For	Votes Against	Abstain	Broker Non-Votes
134,673,626	2,563,912	100,620	6,404,701

4. Re-appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015 and to authorize the board of directors to fix the auditor's remuneration and terms of engagement:

Votes For	Votes Withheld
143,635,537	107,322

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Catamaran Corporation, effective as of May 12, 2015.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Catamaran Corporation
May 15, 2015	By:	/s/ Michael Shapiro
Michael Shapiro
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Catamaran Corporation, effective as of May 12, 2015.